UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2007

Community Bankers Acquisition Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32590	20-2652949
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

717 King Street, Alexandria, Virginia		22314
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703)759-0751

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

We entered into a warrant clarification agreement as of January 29, 2007 with Continental Stock Transfer and Trust Company, our warrant agent, to clarify and confirm the terms of the Warrant Agreement, dated as of June 8, 2006, between us and the warrant agent. The warrant clarification agreement clarified, effective as of the date of the Warrant Agreement, consistent with the terms of the warrant agreement and the disclosure contained in our Prospectus dated June 5, 2006, that if we are unable to deliver securities pursuant to the exercise of a warrant because a registration statement under the Securities Act of 1933, as amended, with respect to the common stock is not effective, then in no event would we be obligated to pay cash or other consideration to the holders of warrants or otherwise "net-cash settle" any warrant exercise and that accordingly the warrants may expire or be redeemed unexercised and be deprived of any value.

We entered into a unit purchase option clarification agreement as of January 29, 2007 with the holders of the unit purchase options issued in connection with the Company’s initial public offering. The agreement clarifies that if the Company is unable to deliver securities pursuant to the exercise of the unit purchase options or the underlying warrants because a registration statement under the Securities Act of 1933, as amended, with respect to the securities to be issued upon exercise is not effective, then in no event would the Company be obligated to pay cash or other consideration to the holders or otherwise "net-cash settle" any unit purchase option or warrant exercise and that accordingly the unit purchase options may expire, and the underlying warrants may expire or be redeemed, unexercised and may be deprived of any value.

Item 9.01 Financial Statements and Exhibits.

4.6 Warrant Clarification Agreement dated as of January 29, 2007 between the Company and Continental Stock Transfer and Trust Co.

4.7 Unit Purchase Option Clarification Agreement dated as of January 29, 2007 between the Company and the holders

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bankers Acquisition Corp.

February 12, 2007	By:	Gary A. Simanson

Name: Gary A. Simanson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

4.6	Warrant Clarification Agreement dated as of January 29, 2007 between the Company and Continental Stock Transfer and Trust Co.
4.7	Unit Purchase Option Clarification Agreement dated as of January 29, 2007 between the Company and the holders